Exhibit 10.1
SIXTH AMENDMENT
TO CREDIT AGREEMENT
     This SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of October 19, 2005 is among each of the parties named as a Borrower on the signature pages hereto (collectively, the “Borrowers”; each, individually, a “Borrower”), the financial institutions party hereto (the “Lenders”), and Bank of America., N.A., for itself and as agent for the Lenders (the “Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement defined below.
RECITALS:
     A. The Agent and the Lenders are parties to that certain Credit Agreement dated as of May 16, 2002, as amended, supplemented, restated or otherwise modified from time to time (the “Credit Agreement”), among the Borrowers, the Agent and the Lenders.
     B. The Borrowers, the Agent and the Lenders have agreed to certain amendments to the Credit Agreement as described herein and subject to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Amendments to Credit Agreement. Subject to the terms and conditions contained in Section 2 hereof:
     (a) The Credit Agreement is hereby amended by adding the following to the Debt described on Schedule 6.9:
     Debt under the Convertible Debentures in a maximum principal amount of up to $172,500,000, provided that a portion of the proceeds thereof shall be used (together with cash on hand) to pay in full all amounts owing under the TIDES in connection with the Parent’s incurrence of the Debt under the Convertible Debentures.
     (b) The Credit Agreement is hereby amended by deleting Section 7.10 and replacing it with the following:
     7.10 Distributions; Restricted Investments
     (a) None of the Parent, any Borrower nor any of their respective Subsidiaries shall directly or indirectly declare or make, or incur any liability to make, any Distribution, except (i) Distributions to a Borrower by its Subsidiaries or by any such Subsidiary to any other Subsidiary (provided that no Borrower nor any Subsidiary Guarantor may declare or pay any Distribution to any Person that is not a

Borrower or a Subsidiary Guarantor), (ii) so long as no Default or Event of Default shall have occurred and be continuing at the time of such Distribution, Distributions from any Borrower or any Subsidiary of any Borrower to the Parent in an amount during any twelve (12) month period, which when added to all other amounts received by the Parent during such period from any Borrower or any Subsidiary of any Borrower from any source (including, without limitation, payments on any Debt of such Borrower or any of their respective Subsidiaries held by the Parent, but excluding Distributions received by the Parent in accordance with clauses (iii), (iv) and (v) below) shall not exceed 120% of the Parent’s actual operating expenses during such period, (iii) so long as no Default or Event of Default shall have occurred and be continuing at the time of declaration or after giving effect to the payment thereof, (A) the Parent may make Distributions to the extent that, after giving effect thereto, Excess Availability shall be at least $30,000,000, and (B) the Borrowers and their Subsidiaries may make Distributions to the Parent in the amount of, and concurrently with, the Distribution permitted to be made by the Parent under clause (A) above in order to enable the Parent to make such Distribution, (iv) so long as no Default or Event of Default shall have occurred and be continuing at the time of declaration or after giving effect to the payment thereof, the Borrowers and their Subsidiaries may make Distributions to the Parent in the amount of, and concurrently with, any Permitted Restricted Investment or Permitted Foreign Subsidiary Investment permitted to be made by the Parent under Section 7.10(b) in order to enable the Parent to make such Permitted Restricted Investment or Permitted Foreign Subsidiary Investment, and (v) the Borrowers and their Subsidiaries may make Permitted Convertible Debenture Distributions.
     (b) None of the Parent, any Borrower nor any of their respective Subsidiaries shall directly or indirectly declare or make, or incur any liability to make, any Restricted Investment other than (i) Permitted Restricted Investments, (ii) Permitted Foreign Subsidiary Investments, (iii) Permitted Excess Collateral Provider Loans, (iv) Debt among the Borrowers and their respective Subsidiaries to the extent expressly permitted by Section 7.13(b), (d), (e), (f), (k) and (l), (v) Permitted Purchase Money Acquisitions, (vi) the purchase by Coltec of the Membership Interests in accordance with the terms of the CIP/GGB Purchase Agreement in exchange for the Coltec Subordinated Note, and the contribution of certain assets from Garlock Sealing to Garlock Bearing in accordance with the terms of the GGB Contribution Agreement, (vii) the contribution of certain membership interests in Stemco from Garlock Sealing to Stemco Holdings Delaware in accordance with the terms of the Stemco Contribution Agreement, and the sale of the assets of Stemco LP (TX) to Stemco LP (DE) in accordance with the terms of the Stemco Purchase Agreement in exchange for the Stemco Subordinated Note, and (viii) contributions of proceeds of the Convertible Debentures from the Parent to Coltec.
     (c) The Credit Agreement is hereby amended by deleting Section 9.1(d) and replacing it with the following:
     (d) any default shall occur or exist with respect to any Debt (other than the Obligations) of the Parent, any Borrower or any of their respective Subsidiaries in an outstanding principal amount which exceeds $2,000,000, if Excess Availability is equal to or less than $30,000,000, or which exceeds $7,500,000, if Excess Availability is greater than $30,000,000, or under any agreement or instrument under or pursuant to which any such Debt may have been issued, created, assumed, or guaranteed by the Parent, any Borrower or any of their respective Subsidiaries, and such default shall continue for more than the period of grace, if any, therein specified, if the effect thereof (with or without the giving of notice or further lapse of time or both) is to accelerate, or to permit the holders of any such Debt to accelerate, the maturity of any such Debt; or any such Debt shall be declared due and payable or be required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof, other than in the case of a required prepayment of the Convertible Debentures if no default exists thereunder and such prepayment is permitted pursuant to Section 7.14; or the Parent, any Borrower or any of their respective Subsidiaries shall default beyond any applicable grace period in the payment of principal of, or interest on, any such Debt when due (whether at the final maturity thereof or otherwise);
     (d) Annex A to the Credit Agreement is hereby amended by adding the following new definitions in alphabetical order:
     “Convertible Debentures” means the Convertible Senior Debentures Due 2015, bearing interest at a per annum rate not to exceed 5%, to be issued by the Parent in a maximum principal amount of up to $172,500,000 substantially in accordance with the terms described in the draft Offering Memorandum attached hereto as Exhibit F.
     “Permitted Convertible Debenture Distributions” means (a) so long as no Default or Event of Default shall have occurred and be continuing at the time of declaration or after giving effect to the payment thereof, Distributions by the Borrowers and their Subsidiaries to the Parent in the amount of, and concurrently with, any regularly scheduled interest payments due under the Convertible Debentures; and (b) so long as no Default or Event of Default shall have occurred and be continuing at the time of declaration or after giving effect to the payment thereof, Distributions by the Borrowers and their Subsidiaries to the Parent in the amount of, and concurrently with, any principal payments due under the Convertible Debentures, any cash payments due upon any conversion of the Convertible Debentures or any prepayments of the Convertible Debentures permitted pursuant to Section 7.14, in each case to the extent that, after giving effect to any such Distribution, Excess Availability shall be at least $30,000,000.
     (e) Without limitation of any of the other terms of the definition of “Funded Debt” set forth in Annex A of the Credit Agreement, the parties hereto acknowledge that the principal balance of the Convertible Debentures shall constitute Funded Debt, but that the outstanding principal balance of the TIDES shall not constitute Funded Debt during the 90-day period following the issuance of the Convertible Debentures.
     (f) The Credit Agreement is hereby amended by adding Exhibit F thereto in the form of Exhibit F attached to this Amendment.

     2. Conditions Precedent. The effectiveness of the amendments contained in Section 1 above is subject to, and contingent upon, the satisfaction of each of the following conditions precedent, each in form and substance satisfactory to the Agent and the Lenders, unless the same shall otherwise be waived in writing by the Agent and the Lenders in their sole and absolute discretion:
     (a) the Agent shall have received duly executed counterparts of this Amendment signed by each Borrower, the Agent and each Lender;
     (b) the representations and warranties of each Borrower contained herein shall be true and correct;
     (c) the Agent shall have received a Reaffirmation of Guaranty from the Parent and each Subsidiary Guarantor in the form attached hereto;
     (d) the Agent shall have received a copy of the final Offering Memorandum for the Convertible Debentures (the “Final Offering Memorandum”), as certified by a Responsible Officer of Coltec, which Final Offering Memorandum shall be substantially in the form of Exhibit F attached hereto; and
     (e) the Agent shall have received such certificates, opinions and other agreements and items relating to this Amendment and the transactions contemplated hereby as the Agent may request.
     3. Delivery of Indenture. The Borrowers agree to deliver, or cause the Parent to deliver, to the Agent and each Lender a copy of the Indenture to be issued by the Parent with respect to the Convertible Debentures, which Indenture shall be on terms consistent with the Final Offering Memorandum.
     4. Reference to and Effect on the Credit Agreement. Except as expressly provided herein, the Credit Agreement shall remain unmodified and in full force and effect and each Borrower hereby ratifies and confirms all its obligations and liabilities thereunder after giving effect to this Amendment.
     5. Representations and Warranties. Each Borrower hereby represents and warrants to the Agent and each Lender that: (a) this Amendment and the actions on such Borrower’s part contemplated hereby have been duly approved by all requisite action on the part of such Borrower; (b) this Amendment and each of the other documents executed and delivered by such Borrower in connection herewith have been duly executed and delivered and constitute the legal, valid, and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, by general equitable principles or by principles of good faith and fair dealing; and (c) the execution, delivery and performance of this Amendment and each of the other documents executed and delivered by such Borrower in connection herewith do not and will not violate or conflict with any provision of such Borrower’s Articles or Certificate of Incorporation or by-laws or other constitutive documents in effect on the date hereof, or any contracts or agreements to which such Borrower is a party or by which any of its assets are bound. Each Borrower further hereby represents and warrants to the Agent and each

Lender that the representations and warranties of such Borrower contained in the Loan Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, other than any such representation or warranty which relates to a specified prior date. Each Borrower further represents and warrants to the Agent and each Lender that no Event of Default exists under any Loan Document.
     6. Miscellaneous.
     (a) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, no Borrower may assign this Amendment or any of its rights or obligations hereunder without the prior written consent of the Agent and the Lenders.
     (b) This Amendment (together with the Credit Agreement) constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all prior negotiations, representations, warranties, commitments, offers, letters of interest or intent, proposal letters, contracts, writings or other agreements or understandings with respect thereto.
     (c) No waiver and no modification or amendment of any provision of this Amendment shall be effective unless specifically made in writing and duly signed by the party to be bound thereby.
     (d) Paragraph and subparagraph titles, captions and headings herein are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Amendment or the intent of any provision hereof.
     (e) No failure or delay on the part of any party hereto to exercise any right, power or privilege hereunder or under any instrument executed pursuant hereto shall operate as a waiver nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
     (f) Each Borrower affirms and acknowledges that this Amendment shall be a Loan Document for all purposes of the Credit Agreement.
     (g) Any reference to the Credit Agreement contained in any notice, request, certificate or other document executed concurrently with or before or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise specify.
     (h) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.
     (i) THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE LAWS AND DECISIONS OF THE STATE OF NORTH CAROLINA.

     (j) The Borrowers agree to pay all of the Agent’s out-of-pocket costs and expenses incurred in connection with this Amendment (including, without limitation, the reasonable fees and expenses of outside counsel).
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     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to Credit Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

“BORROWERS”

COLTEC INDUSTRIES INC

By:	/s/ Robert D. Rehley

Name: Robert D. Rehley
Title: Treasurer

COLTEC INDUSTRIAL PRODUCTS LLC

By:	/s/ Robert D. Rehley

Name: Robert D. Rehley
Title: Treasurer

GARLOCK SEALING TECHNOLOGIES LLC

By:	/s/ John R. Mayo

Name: John R. Mayo
Title: Vice President and Secretary

GGB, LLC, formerly known as Glacier Garlock
Bearing LLC

By:	/s/ Robert D. Rehley

Name: Robert D. Rehley
Title: Treasurer

STEMCO LLC

By:	/s/ Robert D. Rehley

Name: Robert D. Rehley
Title: Treasurer

CORROSION CONTROL CORPORATION

By:	/s/ Robert D. Rehley

Name: Robert D. Rehley
Title: Treasurer

“AGENT” and “LENDERS”

BANK OF AMERICA, N.A.,
as the Agent and a Lender

By:	/s/ Andrew A. Doherty

Name: Andrew A. Doherty
Title: Vice President

CITICORP USA, INC.,
as a Lender

By:	/s/ Miles D. McManus

Name: Miles D. McManus
Title: Vice President and Director

WACHOVIA BANK, NATIONAL
ASSOCIATION, as a Lender

By:	/s/ Joe T. Curdy

Name: Joe T. Curdy
Title: Vice President

REAFFIRMATION OF PARENT GUARANTEE
October 19, 2005
Bank of America, N.A., as Agent
300 Galleria Parkway NW
Suite 800
Atlanta, Georgia 30339
Please refer to (1) the Credit Agreement dated as of May 16, 2002 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among each of the “Borrowers” named therein, the “Lenders” named therein and Bank of America, N.A., as agent for the Lenders (the “Agent”) and (2) the Parent Guarantee dated May 16, 2002 (as amended, the “Guarantee”) by EnPro Industries, Inc. (“Guarantor”) in favor of the Agent. Pursuant to the Sixth Amendment to Credit Agreement (the “Amendment”) dated as of even date herewith among the Borrowers, the Agent, and the Lenders signatory thereto, the Credit Agreement has been amended in accordance with the terms and conditions of the Amendment.
Guarantor hereby (i) acknowledges and reaffirms all of its obligations and undertakings under the Guarantee, and (ii) acknowledges and agrees that subsequent to, and taking into account all of the terms and conditions of the Amendment, the Guarantee is and shall remain in full force and effect in accordance with the terms thereof

ENPRO INDUSTRIES, INC.

By:	/s/ Robert D. Rehley

Name: Robert D. Rehley
Title: Treasurer

REAFFIRMATION OF SUBSIDIARY GUARANTEE
October 19, 2005
Bank of America, N.A., as Agent
300 Galleria Parkway NW
Suite 800
Atlanta, Georgia 30339
Please refer to (1) the Credit Agreement dated as of May 16, 2002 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among each of the “Borrowers” named therein, the “Lenders” named therein and Bank of America, N.A., as agent for the Lenders (the “Agent”) and (2) the Subsidiary Guarantee dated May 16, 2002 (as amended, the “Guarantee”) by each of the undersigned (each, a “Guarantor”) in favor of the Agent. Pursuant to the Sixth Amendment to Credit Agreement (the “Amendment”) dated as of even date herewith among the Borrowers, the Agent, and the Lenders signatory thereto, the Credit Agreement has been amended in accordance with the terms and conditions of the Amendment.
Each Guarantor hereby (i) acknowledges and reaffirms all of its obligations and undertakings under the Guarantee, and (ii) acknowledges and agrees that subsequent to, and taking into account all of the terms and conditions of the Amendment, the Guarantee is and shall remain in full force and effect in accordance with the terms thereof.

QFM SALES AND SERVICES, INC.,

By:	/s/ Robert D. Rehley

Name: Robert D. Rehley
Title: Treasurer

COLTEC INTERNATIONAL SERVICES CO.

By:	/s/ Robert D. Rehley

Name: Robert D. Rehley
Title: Treasurer

GARRISON LITIGATION MANAGEMENT
GROUP, LTD.

By:	/s/ Paul L. Grant, Jr.

Name: Paul L. Grant, Jr.
Title: President

GGB, INC., formerly known as Glacier Garlock
Bearings Inc.

By:	/s/ Robert D. Rehley

Name: Robert D. Rehley
Title: Treasurer

GARLOCK INTERNATIONAL INC.

By:	/s/ John R. Mayo

Name: John R. Mayo
Title: Vice President and Secretary

GARLOCK OVERSEAS CORPORATION

By:	/s/ John R. Mayo

Name: John R. Mayo
Title: Vice President and Secretary